[Translation]

                    SECURITIES REGISTRATION STATEMENT
                           (For NAV Sale)

                        ANNUAL SECURITIES REPORT
                        (The Tenth Fiscal Year)
                          From: July 1, 2003
                          To: June 30, 2004

                      PUTNAM EUROPE EQUITY FUND


                   SECURITIES REGISTRATION STATEMENT
                           (For NAV Sale)

                      PUTNAM EUROPE EQUITY FUND


                 SECURITIES REGISTRATION STATEMENT
                           (For NAV Sale)


To:  Director of Kanto Local Finance Bureau
                                              Filing Date: December 28, 2004
Name of the Registrant Trust:                 PUTNAM EUROPE EQUITY FUND

Name and Official Title of                    Charles E. Porter
Representative Of Trustees:                   Executive Vice President, Associate
                                              Treasurer and Principal Executive
                                              Officer

Address of Principal Office:                  One Post Office Square
                                              Boston, Massachusetts 02109
                                              U. S. A.

Name and Title of Registration Agent:         Harume Nakano
                                              Attorney-at-Law

                                              Ken Miura
                                              Attorney-at-Law

Address or Place of Business                  Marunouchi Kitaguchi Building,
                                              6-5, Marunouchi 1-chome
                                              Chiyoda-ku, Tokyo

Name of Liaison Contact:                      Harume Nakano
                                              Ken Miura
                                              Attorneys-at-Law

Place of Liaison Contact:                     Mori Hamada & Matsumoto
                                              Marunouchi Kitaguchi Building,
                                              6-5, Marunouchi 1-chome
                                              Chiyoda-ku, Tokyo

Phone Number:                                 03-6212-8316



- ii -

Public Offering or Sale for Registration

Name of the Fund Making Public Offering or Sale of Foreign Investment Fund Securities:

PUTNAM EUROPE EQUITY FUND

Aggregate Amount of Foreign Investment Fund Securities to be Publicly Offered or Sold:

Up to 50 million Class M shares. Up to the total amount obtained by aggregating the net asset value per Class M share in respect of 50 million Class M shares. (The maximum amount expected to be sold is 934.5 million U.S. dollars (JPY 99 billion.)

Note 1: U.S. $amount is translated into Japanese Yen at the rate of 1 USD=JPY 106.18, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on October 29, 2004.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M share as of October 29, 2004 (USD 18.69) by 50 million Class M shares for convenience.

Places where a copy of this Securities Registration
Statement is available for Public Inspection

Not applicable.

C O N T E N T S
                                                                This
                                                               English
                                                             Translation

PART I. INFORMATION CONCERNING SECURITIES                         1

PART II. INFORMATION CONCERNING FUND                              7

I. DESCRIPTION OF THE FUND                                        7

II. FINANCIAL CONDITIONS OF THE FUND                              7

III. MISCELLANEOUS                                                7

IV. SUMMARY OF INFORMATION CONCERNING
FOREIGN INVESTMENT FUND SECURITIES                                9

PART III. SPECIAL INFORMATION                                    10

I. OUTLINE OF THE FUND                                           10

II. OUTLINE OF THE OTHER RELATED COMPANIES                       10

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS
IN MASSACHUSETTS                                                 10

IV. FORM OF FOREIGN INVESTMENT
FUND SECURITIES                                                  10

PART I. INFORMATION CONCERNING SECURITIES

1. NAME OF FUND:

PUTNAM EUROPE EQUITY FUND (hereinafter referred to as the "Fund")

2. NATURE OF FOREIGN INVESTMENT FUND SECURITIES CERTIFICATES:

Five classes of shares (Class A shares, Class B shares, Class C shares, Class M shares and Class R shares) being all registered without par value. In Japan, Class M shares (all hereinafter referred to as the "Shares") are for public offering. No rating has been acquired. The Shares are additional offering type.

3. NUMBER OF SHARES TO BE OFFERED FOR SALE (IN JAPAN):

Up to 50 million Shares

4. TOTAL AMOUNT OF OFFERING PRICE:

Up to the total amount obtained by aggregating the respective net asset value of each Share in respect of 50 million Shares. (The maximum amount expected to be sold is 934.5 million U.S. Dollars (JPY 99 billion).

Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the larger of the net asset value per Share of Class M Shares as of October 29, 2004 (USD 18.69) by the number of Shares to be offered (50 million).

Note 2: Dollar amount is translated, for convenience, at the rate of $1.00= JPY 106.18 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on October 29, 2004). The same applies hereinafter.

Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, simply multiplying the corresponding amount makes translation into yen by the conversion rate specified and rounding up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5. ISSUE PRICE:

The Net Asset Value per Share is calculated the day after the application for purchase is received by the Fund. Investors can inquire of SMBC Friend Securities Co., Ltd. described in 9 below about the issue price.

6. SALES CHARGE:

Class M Shares:

Sales charge (in Japan) is 3.675% (3.50% without a consumption tax) of the net asset value.

Note: 0.50% of the amount calculated by dividing the net asset value by (1-0.035) and rounding to three decimal places will be retained by Putnam Retail Management Limited Partnership.

7. MINIMUM AMOUNT OR NUMBER OF SHARES FOR SUBSCRIPTION:

The minimum amount for purchase of Shares is 100 Shares. Shares may be purchased in integral multiples of 10 Shares.

8. PERIOD OF SUBSCRIPTION:

From December 29, 2004 (Wednesday) to December 28, 2005 (Wednesday) provided that the subscription is handled only on a day that is both a Fund Business Day and a business day when securities companies are open for business in Japan.

Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

9. PLACE OF SUBSCRIPTION:

SMBC Friend Securities Co., Ltd. (hereinafter referred to as "SMBC Friend" or the "Distributor") 7-12, Nihonbashi-kabutocho, Chuo-ku, Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

10. DATE OF PAYMENT:

Investors shall pay the Issue Price and Sales Charge to SMBC Friend within 4 business days in Japan from the day when SMBC Friend confirms the execution of the order (the "Trade Day"). The total issue price for each Application Day will be transferred by SMBC Friend to the account of the Fund at Putnam Fiduciary Trust Company, the transfer agent, within 4 Fund Business Days (hereinafter referred to as "Payment Date") from (and including) the Application Day.

11. PLACE OF PAYMENT:

SMBC Friend

12. MATTERS REGARDING TRANFER AGENT:

Not applicable.

13. MISCELLANEOUS:

(A) DEPOSIT FOR SUBSCRIPTION:

None

(B) Method of Subscription:

Investors who subscribe to Shares shall enter into an agreement with a Sales Handling Company concerning transactions of foreign securities. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Contracts"), and the investors shall submit to the Sales Handling Company an application requesting the opening of a transactions account under the Contracts. The subscription amount shall be paid in yen in principle and the yen exchange rate shall be the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription, which shall be determined by such Sales Handling Company.

SMBC Friend shall pay the subscription amount in dollars to the account of the Fund with Putnam Fiduciary Trust Company as custodian for the Fund on the Payment Date.

(C) PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class M shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, the fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: horizontal bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS M SHARES]

Calendar Year Total Returns for class M shares

1994                       5.99%
1995                      21.16%
1996                      22.16%
1997                      21.32%
1999                      22.61%
2000                      -5.84%
2001                     -23.19%
2002                     -20.08%
2003                      30.81%


Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown.
During the periods shown in the bar chart, the highest return for a quarter was 21.59% (quarter ending 12/31/99) and the lowest return for a quarter was -23.51% (quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/03)
----------------------------------------------------------------------------
                      Past 1 year         Past 5 years         Past 10 years
----------------------------------------------------------------------------
Class M                  26.22%              -2.20%                7.68%
MSCI Europe Index        38.54%              -0.78%                8.71%
----------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class M share performance reflects the current maximum initial sales charge. Performance of Class M shares in the bar chart, for periods prior to their inception on December 1, 1994, is derived from the historical performance of the Fund's class A shares (not offered in Japan), adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by class M shares. The Fund's performance is compared to the Morgan Stanley Capital International
(MSCI) Europe Index, an unmanaged index of securities from sixteen (16) European countries.

(D) FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from investor's investment)
-------------------------------------------------------------------------------
                                                                 Class M Shares
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                          3.50%
(as a percentage of the offering price)
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                                      NONE*
(as a percentage of the original purchase price
or redemption proceeds, whichever is lower)
-------------------------------------------------------------------------------
Maximum Redemption Fee ** (as a percentage of total                       2.00%
redemption proceeds)
-------------------------------------------------------------------------------

 * A deferred sales charge of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** A 2.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase, and a 1.00% short-term trading fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6 to 90 days of purchase.

Annual Fund Operating Expenses + <>
(expenses that are deducted from fund assets)
---------------------------------------------------------------------
                                             Total Annual   Peer
                                                Fund        Group
        Management  Distribution   Other     Operating     Expense
           Fees     (12b-1) Fees  Expenses    Expenses     Ratio++
---------------------------------------------------------------------
Class M   0.77%         0.75%      0.45%       1.97%        2.36%
---------------------------------------------------------------------

 + See the section "Outline of the Fund" in the Annual Securities report for a discussion of regulatory matters and litigation.

++ Average of the expenses of front-end load funds viewed by Lipper Inc.
   as having the same investment classification or objective as the fund, as of September 30, 2004, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam Management has adjusted this average to reflect the higher 12b-1 fees carried by class M shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

<> Does not reflect the waiver of certain fund expenses by Putnam
   Management during the fund's last fiscal year. Had such waivers been reflected, the fund's expenses as a percentage of average net assets would have been 1.94%.


(E) EXAMPLE

This example translates the expenses shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that an investor invests $10,000 in the fund for the time periods shown and then redeems all shares at the end of those periods. It also assumes a 5% return on an investor's investment each year and that the fund's operating expenses remain the same. The example is hypothetical; actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                 1 year          3 years          5 years          10 years
-------------------------------------------------------------------------------
Class M           $543            $947             $1,375            $2,565
-------------------------------------------------------------------------------

(F) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

(G) OUTLINE OF UNDERWRITING, ETC.:

(1) SMBC Friend undertakes to make a public offering of Shares in accordance with an agreement dated June 22, 1998 with Putnam Retail Management Limited Partnership in connection with the sale of the Shares in Japan.

(2) SMBC Friend will execute or forward purchase orders and repurchase requests relating to the Shares received directly or indirectly through other sales and repurchase handling companies (each hereinafter referred to as a "Sales Handling Company") to the Fund.

Note: A "Sales Handling Company" means a securities agent company and/or registration agent financial institution which shall conclude the agreement with a Distributor concerning agency business of shares of the Fund, act as agent for a Distributor for subscription or repurchase of shares of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of repurchase proceeds to investors, etc.

(3) The Fund has appointed SMBC Friend as the Agent Company in Japan.

Note: The "Agent Company" shall mean the company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") or other Sales Handling Companies rendering other services.

PART II. INFORMATION CONCERNING FUND

I. DESCRIPTION OF THE FUND

The description in this item is same as the description in I.
DESCRIPTION OF THE FUND of the Annual Securities Report (The Tenth Fiscal Year) attached hereafter.

II. FINANCIAL CONDITIONS OF THE FUND

The description in this item is same as the description in II. FINANCIAL CONDITIONS OF THE FUND of the Annual Securities Report (The Tenth Fiscal
Year) attached hereafter.

III. MISCELLANEOUS

(1) The ornamental design is used on cover page of the Japanese
Prospectus.

(2) Outline of the Prospectus may be included at the beginning of the Prospectus, summarizing the content of "Part I. INFORMATION CONCERNING SECURITIES", "I. DESCRIPTION OF THE FUND" in "PART II. INFORMATION CONCERNING FUND" and "II. OUTLINE OF OTHER RELATED COMPANIES" in "PART
IV. SPECIAL INFORMATION", of the SRS and Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts and the related regulation of the Distributor regarding the subscription and payment, etc. (for example, the time limit for the application of the Shares).

Up-to-date information regarding "(A) Diversification of Investment Portfolio" "(B) Investment Assets," and "(C) Results of Past Operations" of "5. STATUS OF INVESTMENT FUND" in "I. DESCRIPTION OF FUND" in "PART
II. INFORMATION CONCERNING FUND"and regarding "IV. FINANCIAL CONDITIONS OF THE FUND" in "PART III. DETAILED INFORMATION CONCERNING FUND", which will be available from time to time after the filing of the SRS, may be shown in the table, and such information may be shown graphically in addition to in a table form as an attachment to the Prospectus. Also, the foreign exchange rate related to the Fund may be shown.

"II. OUTLINE OF OTHER RELATED COMPANIES" in "PART IV. SPECIAL
INFORMATION" of the SRS is included in the Japanese Prospectus.

(3) Summarized Preliminary Prospectus will be used.

Attached document (Summarized Preliminary Prospectus) will be used pursuant to the following, as the document (Summarized Preliminary Prospectus) as set forth at Item 1. (1)(b), of Article 12 of the Ordinance of Cabinet Office Concerning the Disclosure of the Content, etc. of the Specified Securities.

(a) The content of the summarized Preliminary Prospectus may be publicized by leaflets, pamphlets, direct mails (post cards and mail in envelopes) or in newspapers, magazines, Internet and other books.

(b) The layout, quality of papers, printing color, design etc. of the Summarized Preliminary Prospectus may vary depending on manner of usage. Graphs, photos, illustrations and catchphrases may be used.

(c) For information of the Fund's performance, the changes of the total net asset value, the net asset value per share and the rate fluctuation since the establishment of the Fund or for the latest 3 months, 6 months, one year, two years, three years or five years, the record of distributions paid and the record of the net asset value, to which distributions paid have been added, may be set out in the figures or graphs. Such information regarding the Fund's performance may be converted into and presented in yen. Up-to-date information on the Fund's performance, which will be available from time to time after the filing of the SRS, may be shown in the table, and such information may be shown graphically in addition to in a table form. Furthermore, Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts and the related regulation of the Distributor regarding the subscription and payment, etc. may be described.

(d) Based on the historical performance, examples of received dividends to a certain purchase price may be shown. Such a purchase price and dividends may be also stated in the amounts translated into Japanese Yen.

(e) Based on the past net asset values, examples of trade amounts of certain Shares subscribed may be shown. Such amounts may be also stated in the amounts translated into Japanese Yen.

IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

The description in this item is same as the description in V. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES of the Annual Securities Report (The Tenth Fiscal Year) attached hereafter.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE FUND

The description in this item is same as the description in III. OUTLINE OF THE FUND of the Annual Securities Report (The Tenth Fiscal Year) attached hereafter.

II. OUTLINE OF THE OTHER RELATED COMPANIES

The description in this item is same as the description in IV. OUTLINE OF THE OTHER RELATED COMPANIES of the Annual Securities Report (The Tenth Fiscal Year) attached hereafter.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

The description in this item is same as the description in VI. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS of the Annual Securities Report (The Tenth Fiscal Year) attached hereafter.

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1) Front

a. Name of the Fund
b. Number of shares represented
c. Signatures of the Chairman and Transfer Agent
d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a. Space for endorsement
b. Description concerning delegation of transfer agency


[Translation]

ANNUAL SECURITIES REPORT
(The Tenth Fiscal Year)
From: July 1, 2003
To: June 30, 2004

PUTNAM EUROPE EQUITY FUND

ANNUAL SECURITIES REPORT
(The Tenth Fiscal Year)
From: July 1, 2003
To: June 30, 2004

To:  Director of Kanto Local Finance Bureau

                                              Filing Date: December 28, 2004

Name of the Registrant Trust:                 PUTNAM EUROPE EQUITY FUND

Name and Official Title of Representative     Charles E. Porter
Of Trustees:                                  Executive Vice President,
                                              Associate Treasurer and
                                              Principal Executive Officer

Address of Principal Office:                  One Post Office Square
                                              Boston, Massachusetts 02109
                                              U. S. A.

Name and Title of Registration Agent:         Harume Nakano
                                              Attorney-at-Law

                                              Ken Miura
                                              Attorney-at-Law

Address or Place of Business                  Marunouchi Kitaguchi Building,
                                              6-5, Marunouchi 1-chome,
                                              Chiyoda-ku, Tokyo

Name of Liaison Contact:                      Harume Nakano
                                              Ken Miura
                                              Attorneys-at-Law

Place of Liaison Contact:                     Mori Hamada & Matsumoto
                                              Marunouchi Kitaguchi Building,
                                              6-5, Marunouchi 1-chome,
                                              Chiyoda-ku, Tokyo

Phone Number:                                 03-6212-8316

Places where a copy of this Annual Securities Report is available for Public Inspection

Not applicable.

CONTENTS
                                                          This
                                                         English
                                                       Translation

I. DESCRIPTION OF THE FUND                                  1

1. NATURE OF THE FUND                                       1

2. INVESTMENT POLICY                                        10

3. INVESTMENT RISKS                                         15

4. FEES AND TAX                                             20

5. STATUS OF INVESTMENT FUND                                26

6. MANAGEMENT AND ADMINISTRATION                            31

II. FINANCIAL CONDITIONS OF THE FUND                        45

1. FINANCIAL STATEMENTS                                     45

2. CONDITIONS OF THE FUND                                   45

III. OUTLINE OF THE FUND                                    46

1. FUND                                                     46

2. PUTNAM INVESTMENT MANAGEMENT, LLC
(INVESTMENT MANAGEMENT COMPANY)                             50

IV. OUTLINE OF THE OTHER RELATED COMPANIES                  55

V. SUMMARY OF INFORMATION CONCERNING
FOREIGN INVESTMENT FUND SECURITIES                          57

VI. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS
IN MASSACHUSETTS                                            57

VII. REFERENCE INFORMATION                                  64

Note 1: U.S.$amount is translated into Japanese Yen at the rate of U.S.$l.00= JPY 106.18, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on October 29, 2004.

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from July 1 to June 30 of the following year. However, the first fiscal year for Class M shares refers to a period from December 1, 1994 (Inception of the Class) to June 30, 1995.

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(A) Objectives and Basic Nature of the Fund:

NAME OF THE FUND

Putnam Europe Equity Fund (the "Fund")

GOAL

The Fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - EUROPEAN STOCKS

We invest mainly in common stocks of European companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a lower value than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments. Under normal circumstances, the Fund invests at least 85% of its net assets in European companies. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets, such as those in Eastern Europe.


LIMITATION TO THE AMOUNT OF THE TRUST MONEY

No limitation is set to the amount of the trust money.

(B) History of the Fund:

November 10, 1988:         Organization of the Fund as a Massachusetts business
                           trust. Adoption of the Agreement and Declaration of Trust.

July 13, 1990:             Adoption of the Amended and Restated Agreement and
                           Declaration of Trust

April 30, 2003:            Adoption of the Amended and Restated Agreement and
                           Declaration of Trust

(C) Structure of the Fund:

(1) Affiliated Companies of the Fund:

Names of the affiliated companies of the Fund and their roles in the operation of the Fund are as follows:

a. Putnam Investment Management, LLC (the "Investment Management
Company") renders investment management services to the Fund.

b. Putnam Investments Limited (the "Sub-Investment Management Company") manages a separate portion of the assets of the Fund as determined by the Investment Management Company from time to time. Subject to the supervision of the Investment Management Company, the Sub-Investment Management Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

c. Putnam Fiduciary Trust Company (the "Custodian" and the "Investor Servicing Agent") acts as Custodian and Investor Servicing Agent.

d. Putnam Retail Management Limited Partnership (the "Principal
Underwriter") engages in providing marketing services to the Fund.

e. SMBC Friend Securities Co., Ltd. ("Distributor in Japan" and "Agent Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent company.

                       Related Companies of the Fund

                                  Fund

                      Putnam Europe Equity Fund

                                Trustees
                            (Agreement and
                          Declaration of Trust)
                                                             Investor
Distibution                                  Custodian       Servicing
Agreement                                    Agreement       Agreement

Principal                                           Custodian
Underwriter                                     Investor Servicing
                                                     Agent

Putnam Retail                                   Putnam Fiduciary
Management Limited Partnership                  Trust Company

(acts as distributor)                           (acts as custodian and
                                                investor servicing
                                                agent of the Fund)

Japan Dealer
Sales Agreement

              Agent Company                    Management Contract
              Agreement

Distributor in Japan                           Investment Management
Agent Company                                  Company

SMBC Friend Securities Co., Ltd.         Putnam Investment Management, LLC

(forwarding of sales in Japan             (acts as investment manager of
and rendering of service as               the Fund and investment adviser
agent company)                            concerning the Fund's assets)

                                               Sub-Management Contract

                                               Sub-Investment
                                               Management Company

                                             Putnam Investments Limited

                                         (acts as investment adviser for a
                                           portion of the Fund's assets)

(2) Outline of Agreements concluded between related parties of the Fund


-----------------------------------------------------------------------------------------------------------
Role in Operation  Related Party           Agreement            Outline
of Fund
-----------------------------------------------------------------------------------------------------------
Investment         Putnam Investment       Management Contract  An agreement concluded on October 21,
Management         Management, LLC         (Note 1)             1996, on Investment Management
Company                                                         Company's acting as investment manager
                                                                of the Fund and as investment adviser
                                                                concerning the Fund's assets
-----------------------------------------------------------------------------------------------------------
Sub-Investment     Putnam Investments      Sub-Management       An agreement concluded on July 15, 2004
Management         Limited                 Contract             and amended on September 13, 2004 on
Company                                    (Note 2)             Sub-Investment Company's acting as
                                                                sub-investment manager for a portion of
                                                                the Fund's assets.
-----------------------------------------------------------------------------------------------------------
Custodian and      Putnam Fiduciary Trust  Custodian Agreement  An agreement concluded on June 1, 2001,
Investor           Company                 (Note 3)             on Custodian's and Investor Servicing
Servicing Agent                                                 Agent's acting as investment manager of
                                                                the Fund and as investment adviser
                                                                concerning the Fund's assets
-----------------------------------------------------------------------------------------------------------
Principal          Putnam Retail           Distribution         An agreement concluded on November 28,
Underwriter        Management Limited      Agreement            1994, on Distribution plan of
                   Partnership                                  Class M shares
-----------------------------------------------------------------------------------------------------------
Agent Company      SMBC Friend Securities  Agent Company        An agreement concluded June 5, 1998, on
                   Co., Ltd.               Agreement (Note 4)   Agent Company's rendering of service as
                                                                agent company in Japan
-----------------------------------------------------------------------------------------------------------
Distributor in     SMBC Friend Securities  Japan Dealer Sales   An agreement concluded June 22, 1998,
Japan              Co., Ltd.               Agreement (Note 5)   on Distributor's sale of shares of the Fund
                                                                in Japan
-----------------------------------------------------------------------------------------------------------


(Note 1) Management Contract is an agreement by which Investment
Management Company agrees to provide investment management services of Fund and investment advisory services of Fund's assets.

(Note 2) Sub-Management Contract is an agreement by which Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund's assets as determined from time to time by Investment Management Company.

(Note 3) Custodian Agreement is an agreement by which Custodian agrees to provide custody services of Fund's assets.

(Note 4) Agent Company Agreement is an agreement by which Agent Company, appointed by Fund, agrees to distribute prospectuses relating to Shares, to make public the daily net asset value per Share and to distribute management reports and other documents required to be prepared in accordance with the applicable laws and regulations of Japan and/or the Rules of the Japan Securities Dealers Association, etc.

(Note 5) Japan Dealer Sales Agreement is an agreement by which
Distributor in Japan agrees to sell Shares delivered by Principal
Underwriter for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus in Japan.

(3) Outline of the Fund

1. Fund

a. Law of Place of Incorporation

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on November 10, 1988.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, diversified management company under the Investment Company Act of 1940.

b. Purpose of the Fund

The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial nature.

c. History of the Fund

Organization of the Fund as a Massachusetts business trust.

Adoption of the Agreement and Declaration of Trust.       November 10, 1988:

Adoption of the Amended and Restated Agreement
and Declaration of Trust                                  July 13, 1990

Adoption of the Amended and Restated Agreement
and Declaration of Trust                                  April 30, 2003

d. Amount of Capital Stock

Not applicable.

e. Information Concerning Major Shareholders

Not applicable.

2. Putnam Investment Management, LLC (Investment Management Company)

a. Law of Place of Incorporation

Putnam is a limited liability company organized under the law of the State of Delaware. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

b. Purpose of the Company

The Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

c. History of the Company

The Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with over $139 billion in an aggregate net asset value in nearly 12 million shareholder accounts as of October 31, 2004. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.

Total assets under management of Putnam Group are over $208 billion as of the end of the October 2004.

Putnam Investment Management, LLC, Putnam Retail Management Limited Partnership, Putnam Investments Limited and Putnam Fiduciary Trust Company are subsidiaries of Putnam, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

d. Amount of Capital Stock

(1) Amount of Member's Equity

1. Amount of member's equity (as of the end of October, 2004):
$82,246,837

2. Amount of capital/member's equity:

                            Amount of Capital/Member's Equity
    Year
----------
End of 1999                          $198,676,287
End of 2000                          $209,635,521
End of 2001                          $170,497,323
End of 2002                          $138,739,094
End of 2003                          $144,486,036

(Note) Putnam Investment Management, Inc. was merged into Putnam Investment Management, LLC, a Delaware limited liability company on December 31, 2000. Accordingly, the above listed amount as of the end of 1999 represents the amount of capital of Putnam Investment Management, Inc. and those as of the end of 2000, 2001, 2002 and 2003 represent the amount of member's equity of Putnam Investment Management, LLC.

(Note) Putnam Investment Management, Inc. was merged into Putnam Investment Management, LLC, a Delaware member's equity of Putnam Investment
Management, LLC.

e. Information Concerning Major Stockholders

As of October 31, 2004, all the outstanding shares of capital stock of Investment Management Company were owned by Putnam, LLC. See subsection
c. above.

(D) Outline of Laws Regulating the Fund in the Jurisdiction Where
Established:

(1) Form of the Fund

Putnam Europe Equity Fund is a Massachusetts business trust organized on November 10, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Prior to April 30, 2003, the Fund was known as Putnam Europe Growth Fund.

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only the Fund's Class M Shares are currently offered in Japan. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except (i) when required by the Investment Company Act of 1940 or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees of the Fund would be elected at least every five years beginning in 2004.

The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer with certain exceptions described under "Restrictions on Investment." The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the shareholders' shares without the shareholder's permission and send the shareholder the proceeds. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may, at any time, establish one, which could apply to both present and future shareholders.

(2) Governing Laws

The Fund was created under, and is subject to, the laws of The Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

(E) Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have broad authority to regulate the activities of broker, dealers, or other persons directly or indirectly engaged in activities relating to the offering and sale of securities to their residents or within their jurisdictions.

2. INVESTMENT POLICY

(A) Basic Policy for Investment:

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the Fund's goal by investing mainly in stocks issued by European companies. To determine whether a company is European, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

(B) Objectives in which Investment is made:

The Fund will invest mainly in common stocks of European companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a lower value than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments. Under normal circumstances, the Fund invests at least 85% of its net assets in European companies.

(C) Management Structure of the Fund:

The Investment Management Company is ultimately managed by its managing member, which is elected by its shareholders. The Sub-Investment
Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

The Investment Management Company has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the Fund as determined by the Investment Management Company from time to time. Subject to the supervision of the Investment Management Company, PIL is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients. PIL's address is Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of equity, high yield and other debt securities in the United States.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Putnam Management and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the International Core Team are responsible for the day-to-day management of the Fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the Fund's portfolio. Their experience as investment professionals over the last five years is shown. The following table also shows the dollar range of shares of the Fund owned by these professionals as of September 30, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.


                                                                                            Dollar Range of
Portfolio leader   Since   Employer                        Positions Over Past Five Years  Fund Shares Owned
------------------------------------------------------------------------------------------------------------
Mark D. Pollard    2004    Putnam Management               Chief Investment Officer,          $0
                           2004 - Present                  European Equities
                           Jura Capital LLP                Managing Director
                           Prior to Aug.2004
                           Lazard Asset Management         Head of European Equities
                           Prior to Oct.2002
                           Putnam Management               Head of European Equities
                           Prior to June 2000
------------------------------------------------------------------------------------------------------------
Portfolio members  Since   Experience
------------------------------------------------------------------------------------------------------------
Heather Arnold     2003    Putnam Management               Director of European Equities      $0
                           Sept. 2003 - Present
                           Alternum Capital                Portfolio Manager
                           Prior to May 2003
                           Franklin Templeton Investments  Portfolio Manager
                           Prior to June 2001
------------------------------------------------------------------------------------------------------------
Joshua L. Byrne    2000    Putnam Management               Co-Chief Investment Officer,       over $100,000
                           1992 - Present                  International Core
------------------------------------------------------------------------------------------------------------
                                                        Named Investment Professionals Total  over $100,000
------------------------------------------------------------------------------------------------------------


(D) Distribution Policy:

The Fund normally distributes any net investment income and any net realized capital gains annually. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers. The payment to Japanese investors may be made, in principle, in accordance with the record date in December each year by SMBC Friend.

(E) Restrictions on Investment:

Except as otherwise specifically designated, the investment restrictions described in this document are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain U.S. federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign (non-U.S.) exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

Subject to shareholder approval at a meeting to occur no later than January 10, 2005, the Trustees have approved the following modifications to fundamental restrictions (1), (5) and (6) above:

The fund may not

(1) "Borrow money in excess of 33 1/3 % of the value of its total assets (not including the amount borrowed) at the time the borrowing is made."

(5) "Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities."

(6) "With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies."

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c).

(2) Geographic focus

The Fund normally invests at least 80% of its total assets in equity investments. The Fund normally invests at least 85% of its total assets in European companies. We consider the following to be European companies:

* companies organized under the laws of a European country,

* companies whose principal office is located in a European country,

* companies whose common stock is traded principally on a securities exchange in Europe,

* companies that earn 50% or more of their total revenues from business in Europe, or

* companies with 50% or more of their assets located in a European country.

(3) In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan and such standards are required as a condition of such offer for sale, comply with the following standards of selection of the Japan Securities Dealers Association:

(a) The Fund will not invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Putnam Investment Management, LLC, the fund's investment manager ("Putnam Management"), to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable):

(b) The Fund will not borrow money in excess of 10% of the value of its total assets;

(c) The Fund will not make short sales of securities in excess of the Fund's net asset value; and

(d) The Fund will not, together with other mutual funds managed by Putnam Management, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

All percentage limitations on investments (other than pursuant to non-fundamental restriction #1) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3. INVESTMENT RISKS

(A) INVESTMENT RISKS:

MAIN RISKS

The main risks that could adversely affect the value of the Fund's shares and the total return on your investment include:

-- The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

-- The risks of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting European investments is significantly greater than for a more geographically diversified fund, which may result in greater losses and volatility.

-- The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

-- The risk that movements in financial markets will adversely affect the price of the Fund's investments, regardless of how well the companies in which we invest perform.

Investors can lose money by investing in the fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other government agency.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks issued by European companies. To determine whether a company is European, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

Common stocks

Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

Non-U.S. investments

Non-U.S. investments involve certain special risks, including:

-- Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

-- Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, imposition of restrictions on the exchange or export of non-U.S. currency, and tax increases.

-- Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

-- Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

-- Limited markets: Certain non-U.S. investments may be less liquid
   (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, we may at times find it difficult to value the Fund's non-U.S. investments.

-- Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments.
   The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

-- Lower yield: Common stocks of non-U.S. companies have historically offered lower dividends than stocks of comparable U.S. companies. Non-U.S. withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of non-U.S. investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets or investments in U.S. companies that have significant non-U.S. operations. Special U.S. tax considerations may apply to the Fund's non-U.S. investments.

Geographic focus

Developments in European economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. This risk may be heightened by efforts of the member countries of the European Union to continue to unify their economic and monetary policies, which may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Derivatives

We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (those investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Other investments

In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities and debt securities, which may be subject to other risks.

Alternative strategies

Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. We may choose, however, not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies

The Fund's Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Portfolio transactions and portfolio turnover rate

Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $2,076,687 in brokerage commissions during the 2004 fiscal year, representing 0.32% of the fund's average net assets. Of this amount, $937,848 representing 0.14% of the fund's average net assets, was paid to brokers who also provide research (including statistical and quotation) services.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class M shares results in a "combined cost ratio" of 2.29% of the fund's average net assets for class M shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category were as follows:

Turnover Comparison   2004        2003        2002        2001        2000

Putnam Europe          82%         80%         77%         89%        111%
Equity Fund

Lipper European       133%        114%        137%        324%        158%
Region Funds
Average*

* Average portfolio turnover rate of front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of June 30, 2004.

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and shareholder taxes and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

(B) MANAGEMENT STRUCTURE FOR INVESTMENT RISKS:

The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place to actively manage those risks.

4. FEES AND TAX

(A) Sales Charge:

Class M Shares:

Sales charge (in Japan) is 3.675% (3.50% without a consumption tax) of the net asset value.

Note: 0.50% of the amount calculated by dividing the net asset value by (1-0.035) and rounding to three decimal places will be retained by Putnam Retail Management Limited Partnership.

Note:  A consumption tax shall be added to the sales charge.

(B) Repurchase Charge:

Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the distributor in Japan without a contingent deferred sales charge.

(C) Management Fee, etc.:

(1) Management Fee:

(a) Management and Agent Company Fees

Under a Management Contract dated October 21, 1996, the Fund pays a quarterly fee to Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% of any excess thereafter.

For the fiscal year ending on June 30, 2004, 2003 and 2002, the Fund paid $4,883,420, $5,518,907, and $8,664,479, respectively, as a management fee.

In order to limit expenses, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004 to the extent that expenses of the fund (exclusive of brokerage, interest, taxes and extraordinary expenses) would exceed 1.90%, which represents expenses on September 30, 2003 as a percentage of the fund's average net assets on that date. For purposes of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses. For the fiscal year ending on June 30, 2004, $219,690 of the fund's management fee was waived in accordance with the expense limitation, and $1,276 of the fund's management fee was waived in connection with investments in Putnam Prime Money Market Fund. Without such expense limitation and waivers, the management fee for this period would have been $5,104,386. Due to the expense limitation in effect during the last fiscal year, the fund was reimbursed for a portion of the management fee such that the net management fee was 0.74% of the fund's average net assets.

(b) Sub-Investment Management Company Fee

Investment Management Company (and not the fund) pays a quarterly sub-management fee to Sub-Investment Management Company for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund that may be managed by Sub-Investment Management Company from time to time.

(c) Custodian Fee and Charges of the Investor Servicing Agent

Putnam Fiduciary Trust Company, the Fund's Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month. Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.

The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.

For the fiscal year ending on June 30, 2004, the Fund paid $1,887,241 as a custodian fee and investor servicing agent fee.

(d) Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management Limited Partnership at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.75% of such assets. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment.

Payments under the plan are intended to compensate Putnam Retail Management Limited Partnership for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including payments to dealers mentioned below. Payments to dealers are subject to the continuation of the Class M distribution plan and the terms of an agreement between SMBC Friend and Putnam Retail Management Limited Partnership.

The payments to dealers are based on the average net asset value of Class M shares attributable to shareholders for whom SMBC Friend and other dealers are designated as the dealer of record. Putnam Retail Management Limited Partnership makes quarterly payments to dealers (including SMBC Friend) at the annual rate of 0.25% of the average net asset value of Class M shares.

Putnam Retail Management Limited Partnership also pays to SMBC Friend and other dealers, as additional compensation with respect to the sale of Class M shares, 0.65% of such average net asset value of Class M shares.

For the fiscal year ending on June 30, 2004, the Fund paid fees under the distribution plan of $283,542 for Class M shares.

(D) Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimbursed the Investment Management Company for administrative services during fiscal 2004, including for compensation and related expenses of certain Fund officers and their staff. The total reimbursement is determined annually by the Trustees and was $14,012 for fiscal 2004.

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2003.

                                                    Aggregate dollar range
                           Dollar range of Putnam   of shares held in all
                           Europe Equity Fund       of the Putnam funds
Name of Trustee            shares owned             overseen by Trustee
--------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000         over $100,000
Charles B. Curtis           $1-$10,000              over $100,000
*Myra R. Drucker            Not applicable          Not applicable
John A. Hill                None                    over $100,000
Ronald J. Jackson           $1-$10,000              over $100,000
Paul L. Joskow              $1-$10,000              over $100,000
Elizabeth T. Kennan         $1-$10,000              over $100,000
John H. Mullin, III         $10,001-$50,000         over $100,000
Robert E. Patterson         $10,001-$50,000         over $100,000
W. Thomas Stephens          $1-$10,000              over $100,000
* Richard B. Worley         Not applicable          Not applicable
** Charles E. Haldeman, Jr. Not applicable          Not applicable
** George Putnam, III       $1-$10,000              over $100,000
** A.J.C. Smith             $1-$10,000              over $100,000
-----------------------------------------------------------------------------

 * Elected to the Board of Trustees after December 31, 2003.

** Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III, Haldeman and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., or shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the Chief Executive Officer of Putnam Investments. Mr. Putnam is the President of the fund and each of the other Putnam funds. Mr. Smith is the Chairman of Putnam Investments and serves as a consultant to Marsh & McLennan Companies, Inc. The balance of the Trustees are not "interested persons."

Each independent Trustee of the fund receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Executive Committee, which consists solely of Trustees not affiliated with the Investment Management Company and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting.

The Committees of the Board of Trustees, and the number of times each committee met during your fund's fiscal year, are shown in the table below.

Audit and Pricing Committee                              20
Board Policy and Nominating Committee                     9
Brokerage and Custody Committee                           6
Communication, Service and Marketing Committee           10
Contract Committee                                       15
Distributions Committee                                   6
Executive Committee                                       1
Investment Oversight Committees                          32

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2004 and the fees paid to each Trustee by all of the Putnam funds during calendar 2003:


COMPENSATION TABLE


COMPENSATION TABLE

                                    Pension or      Estimated
                                    retirement         annual          Total
                       Aggregate      benefits  benefits from   compensation
                    compensation    accrued as     all Putnam       from all
                        from the  part of fund     funds upon         Putnam
Trustees/Year           fund (1)      expenses retirement (2)   funds (3)(4)
----------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                  $1,666          $472      $100,000      $215,500

Charles B. Curtis/
2001                      $1,612          $532      $100,000      $210,250

Myra R. Drucker/
2004 (10)                    N/A           N/A           N/A           N/A

Charles E. Haldeman, Jr./
2004 (10)                    N/A           N/A           N/A           N/A

John A. Hill/
1985 (5)(7)               $3,266          $577      $200,000      $413,625

Ronald J. Jackson/
1996(5)                   $1,654          $464      $100,000      $214,500

Paul L. Joskow/
1997 (5)                  $1,716          $332      $100,000      $215,250

Elizabeth T. Kennan/
1992                      $1,587          $594      $100,000      $207,000

Lawrence J. Lasser/
1992 (8)                      $0          $135       $93,333            $0

John H. Mullin, III/
1997 (5)                  $1,600          $510      $100,000      $208,750

Robert E. Patterson/
1984                      $1,610          $323      $100,000      $206,500

George Putnam, III/
1984 (7)                  $2,000          $266      $125,000      $260,500

A.J.C. Smith/
1986 (6)                      $0            $0            $0            $0

W. Thomas Stephens/
1997 (5)                  $1,629          $464      $100,000      $206,500

W. Nicholas Thorndike/
1992 (9)                  $1,667          $766      $100,000      $212,250

Richard B. Worley/
2004 (10)                    N/A           N/A           N/A           N/A


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of June 30, 2004, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter - $7,430; Mr. Hill - $23,878; Mr. Jackson - $12,084; Mr. Joskow - $8,426; Mr. Mullin -
$8,473; and Mr. Stephens - $2,510.

(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the retirement plan of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(8) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflect benefits earned under the fund's retirement plan prior to July 1, 2000.

(9) Mr. Thorndike retired from the Board of Trustees of the Putnam funds on June 30, 2004.

(10) Ms. Drucker and Messrs. Haldeman and Worley were elected to the Board of Trustees on November 11, 2004.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

The Investment Management Company places all orders for purchases and sales of Fund securities. As a matter of policy, Putnam Management is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. During fiscal 2004, 2003 and 2002 the Fund paid $2,076,687, $2,469,336, and $3,917,173 in brokerage commissions, respectively. During fiscal 2004 the Fund paid $937,848 to brokers who also provided research (including statistical and quotation) services to Investment Management Company and its affiliates.

The Fund has entered into an arrangement with Putnam Fiduciary Trust Company whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses. The Fund also reduced expenses through brokerage service arrangements. For the fiscal year ending June 30, 2004, before the above noted expense reductions, the Fund's total other expenses were $4,237,509 (including payments under its distribution plan but excluding Management Fees, investor servicing agent expenses and custodian expenses.)

(E) Tax Treatment of Shareholders in Japan:

As of the filing date of this document, the tax treatment of Shareholders in Japan shall be as follows:

(1) Distributions to be made by a fund will be treated as distributions made by a publicly offered, domestic share investment trust.

(2) Distributions (including differences (in terms of the fund's currency) between the redemption amount and the amount equal to capital of the fund (Hereinafter the same shall apply)) to be paid to individual unithholders from 1st January, 2004 to 31st March, 2008, will be subject to 10% withholding tax in Japan (i.e. 7% income tax and 3% local tax)(on and after 1st April, 2008, 20% (15% income tax and 5% local tax). Irrespective of the amount of distributions, unitholders may select either a non-tax reporting method or overall tax treatment under which distributions will be treated by distribution income by making a tax report. In the case of non-tax reporting method, there will be no additional tax to be levied other than the withholding tax.

(3) In the case of corporations (excluding public corporation, etc.), only 7% income tax will be withheld (on and after 1st April, 2008, only 15% income tax will be withheld). The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.

(4) Distributions of net investment returns such as dividends, etc. and distributions of short-term net realized capital gains will be, in principle, subject to withholding of U.S. federal income tax currently at the rate of 15% and the amount obtained after such deduction will be
paid in Japan.   When the recently signed U.S.-Japan tax treaty enters
into force (after the treaty is ratified) such distributions will be subject to withholding of U.S. federal income tax at a rate of 10%. Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan.

(5) When individual unitholders transfer their units or request repurchase of their units, tax will be levied as follows:

a) An amount (Yen amount) of transfer of the units, minus an acquisition cost (Yen amount) of the unitholder, will be treated as transfer income of shares, etc. and such amount will be subject to separate tax by tax application at the rate of 10% (7% income tax and 3% local tax) until 31st December, 2007 (on and after 1st January, 2008, 20% (15% income tax and 5% local tax). If there is a profit or loss, such profit or loss may be set off by transfer profit or loss of shares, etc.

b) Units may be handled in a "Specific Account."

(6) In certain case, for distributions and consideration of transfer and repurchase, a report of payments will be filed with the chief of the tax office.

This Fund will be treated as publicly offered, foreign share fund under the tax law. Provided, that there is a possibility that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above may be changed after the new tax treaty between Japan and the U.S. becomes effective and is subject to other changes of law or practice.

5. STATUS OF INVESTMENT FUND

(A) Diversification of Investment Portfolio

                                               (As of the end of October 2004)
------------------------------------------------------------------------------
                                                               Investment
Types of Assets               Name of Country    Total USD      Ratio (%)
------------------------------------------------------------------------------
Common Stock                  France            $119,762,024      21.77
                              Switzerland         96,905,064      17.61
                              United Kingdom      94,870,278      17.24
                              Netherlands         49,535,588       9.00
                              Germany             43,235,552       7.86
                              Italy               39,280,057       7.14
                              Sweden              27,432,255       4.99
                              Spain               22,364,198       4.07
                              Ireland             18,558,181       3.37
                              Belgium             13,284,340       2.41
                              Norway               5,670,573       1.03
                              Denmark              5,654,061       1.03
                              Hungary              4,136,656       0.75
                              Greece               3,754,548       0.68
------------------------------------------------------------------------------
Sub-total                                       $544,443,375      98.95
------------------------------------------------------------------------------
Cash, Deposit and Other
Assets (After deduction
of liabilities)                                    5,796,013       1.05
------------------------------------------------------------------------------
Total                                           $550,239,388     100.00
(Net Asset Value)                        JPY  58,424,418,218
------------------------------------------------------------------------------

Note: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

(B) Results of Past Operations

(1) Record of Changes in Net Assets (Class M Shares)

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of October 2004 is as follows:

                       Total Net Asset Value         Net Asset Value per Share
-------------------------------------------------------------------------------
                        USD             JPY
                    (thousands)      (millions)         USD             JPY
-------------------------------------------------------------------------------
1st Fiscal Year          $746              79         $13.90           1,476
(June 30, 1995)
-------------------------------------------------------------------------------
2nd Fiscal Year         4,047             430          15.86           1,684
(June 30, 1996)
-------------------------------------------------------------------------------
3rd Fiscal Year        15,811           1,679          18.85           2,001
(June 30, 1997)
-------------------------------------------------------------------------------
4th Fiscal Year        42,614           4,525          23.51           2,496
(June 30, 1998)
-------------------------------------------------------------------------------
5th Fiscal Year        97,950          10,400          21.48           2,281
(June 30, 1999)
-------------------------------------------------------------------------------
6th Fiscal Year        79,416           8,432          26.50           2,814
(June 30, 2000)
-------------------------------------------------------------------------------
7th Fiscal Year        54,103           5,745          18.39           1,953
(June 30, 2001)
-------------------------------------------------------------------------------
8th Fiscal Year        34,312           3,643          16.46           1,748
(June 30, 2002)
-------------------------------------------------------------------------------
9th Fiscal Year        34,460           3,659          14.68           1,559
(June 30, 2003)
-------------------------------------------------------------------------------
10th Fiscal Year       24,410           2,592          17.84           1,894
(June 30, 2004)
-------------------------------------------------------------------------------
2003 End of November   45,740           4,857          16.73           1,776
December               35,594           3,779          17.75           1,885
2004 End of January    33,676           3,576          18.02           1,913
February               31,494           3,344          18.34           1,947
March                  28,980           3,077          17.69           1,878
April                  27,395           2,909          17.38           1,845
May                    26,976           2,864          17.67           1,876
June                   24,410           2,592          17.84           1,894
July                   21,171           2,248          17.30           1,837
August                 19,146           2,033          17.33           1,840
September              17,392           1,847          18.01           1,912
October                16,816           1,786          18.69           1,985
-------------------------------------------------------------------------------

Note:  Operations of Class M Shares were commenced on December 1, 1994.

(2) Record of Distributions Paid

Class M Shares

-------------------------------------------------------------------------------
                                           Income             Capital Gains
-------------------------------------------------------------------------------
1st Fiscal Year (12/1/94-6/3/95)        --          --     $0.16   (yen 17.41)
-------------------------------------------------------------------------------
2nd Fiscal Year (7/1/95-6/30/96)        --          --     $0.40   (yen 43.52)
-------------------------------------------------------------------------------
3rd Fiscal Year (7/1/96-6/30/97)     $0.17  (yen 18.50)    $1.06  (yen 115.33)
-------------------------------------------------------------------------------
4th Fiscal Year (7/1/97-6/30/98)     $0.30  (yen 32.64)    $1.13  (yen 122.94)
-------------------------------------------------------------------------------
5th Fiscal Year (7/1/98-6/30/99)     $0.20  (yen 21.76)    $1.00  (yen 108.80)
-------------------------------------------------------------------------------
6th Fiscal Year (7/1/99-6/30/00)    *$0.00  (yen 0.544)    $0.04    (yen 4.35)
-------------------------------------------------------------------------------
7th Fiscal Year (7/1/00-6/30/01)        --          --     $2.14  (yen 232.83)
-------------------------------------------------------------------------------
8th Fiscal Year (7/1/01-6/30/02)     $0.01   (yen 1.09)       --           --
-------------------------------------------------------------------------------
9th Fiscal Year (7/1/02-6/30/03)     $0.13  (yen 14.14)       --           --
-------------------------------------------------------------------------------
10th Fiscal Year (7/1/03-6/30/04     $0.20  (yen 21.24)       --           --
-------------------------------------------------------------------------------

* Amount represents less than $0.01 per share.

Note: Record of distribution paid from December 1996 to December 2003 are as follows:

-----------------------------------------------------
                          Dividend      NAV per Share
-----------------------------------------------------
Ex-dividend Date        USD       Yen        USD
-----------------------------------------------------
1996 December 20      $1.228    130.39     $16.11
1997 December 19      $1.427    151.52     $18.09
1998 December 18      $1.196    126.99     $20.76
1999 December 17      $0.042      4.46     $25.21
2000 December 20      $2.138    227.01     $21.39
2001 December 20      $0.012      1.27     $16.78
2002 December 20      $0.127     13.48     $13.61
2003 December 18      $0.204     21.66     $17.20
-----------------------------------------------------

(3) Record of Changes in Return Rate (Class M Shares)

Record of changes in Return Rate during the following fiscal years is as follows:

----------------------------------------------------------
             Period                 *Return Rate (%)
----------------------------------------------------------
1st Fiscal Year (12/1/94-6/30/95)         14.06
----------------------------------------------------------
2nd Fiscal Year (7/1/95-6/30/96)          17.28
----------------------------------------------------------
3rd Fiscal Year (7/1/96-6/30/97)          27.91
----------------------------------------------------------
4th Fiscal Year (7/1/97-6/30/98)          34.56
----------------------------------------------------------
5th Fiscal Year (7/1/98-6/30/99)          -3.37
----------------------------------------------------------
6th Fiscal Year (7/1/99-6/30/00)          23.58
----------------------------------------------------------
7th Fiscal Year (7/1/00-6/30/01)         -23.67
----------------------------------------------------------
8th Fiscal Year (7/1/01-6/30/02)         -10.43
----------------------------------------------------------
9th Fiscal Year (7/1/02-6/30/03)          -9.98
----------------------------------------------------------
10th Fiscal Year (7/1/03-6/30/04)         22.97
----------------------------------------------------------

* Return Rate (%) =[ [ Ending NAV * A] ] / Beginning NAV] - 1

"A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1. Provided that Beginning NAV, except for the 1st fiscal year, means net asset value per share at the end of the fiscal year immediately preceding the relevant fiscal year, and Ending NAV means net asset value per share at the end of the relevant fiscal year. As for the first fiscal year, Beginning NAV means net asset value per share on December 1, 1994.

(C) Record of Sales and Repurchases

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

Class M Shares

-------------------------------------------------------------------------------
                       Number of       Number of Shares        Number of
                      Shares Sold         Repurchased      Outstanding Shares
-------------------------------------------------------------------------------
1st Fiscal Year          91,235              37,562                53,673
(12/1/94-6/30/95)            (0)                 (0)                   (0)
-------------------------------------------------------------------------------
2nd Fiscal Year         297,970              96,466               255,177
(7/1/95-6/30/96)             (0)                 (0)                   (0)
-------------------------------------------------------------------------------
3rd Fiscal Year       1,962,484           1,378,637               839,024
7/1/96-6/30/97)              (0)                 (0)                   (0)
-------------------------------------------------------------------------------
4th Fiscal Year       2,299,229           1,325,283             1,812,970
(7/1/97-6/30/98)             (0)                 (0)                   (0)
-------------------------------------------------------------------------------
5th Fiscal Year      23,075,809          20,329,254             4,559,525
(7/1/98-6/30/99)    (20,278,650)        (17,589,760)           (2,688,890)
-------------------------------------------------------------------------------
6th Fiscal Year       4,679,657           6,242,590             2,996,592
(7/1/99-6/30/00)     (2,964,120)         (4,271,470)           (1,381,540)
-------------------------------------------------------------------------------
7th Fiscal Year       3,962,299           4,016,702             2,942,189
(7/1/00-6/30/01)     (2,073,520)         (2,014,380)           (1,440,680)
-------------------------------------------------------------------------------
8th Fiscal Year       1,887,774           2,744,994             2,084,969
(7/1/01-6/30/02)       (578,170)           (988,910)           (1,029,940)
-------------------------------------------------------------------------------
9th Fiscal Year       1,349,870           1,087,895             2,346,944
(7/1/02-6/30/03)     (1,292,000)           (718,590)           (1,603,350)
-------------------------------------------------------------------------------
10th Fiscal Year      1,465,099           2,443,954             1,368,089
(7/1/03-6/30/04)     (1,433,760)         (2,129,810)             (907,300)
-------------------------------------------------------------------------------

Note: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. The Shares have sold in Japan since July 1, 1998. The Number of Shares Sold includes shares issued in connection with reinvestment of distributions.

6. MANAGEMENT AND ADMINISTRATION

(A) Outline of Management of Assets, etc.:

(1) Valuation of Assets:

The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines the net asset value of each class as of the close of regular trading on the Exchange, currently 4:00 p.m., New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., New York time, and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m., New York time.

Securities for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the Fund are restricted as to resale, the Investment Management Company determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed in their local currencies as of such times. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value.

The fund translates prices for its investments quoted in non-U.S. currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because non-U.S. markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change in days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

(2) Procedures for Application (Sales), etc.:

a. Sales in the United States

Investors residing in the U.S. can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Investors' financial advisor or Putnam Investor Services generally must receive their completed buy order before the close of regular trading on the New York Stock Exchange for investors' shares to be bought at that day's offering price.

Investors residing in the U.S. can buy shares

-- Through a financial advisor

Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

--  Through systematic investing

Investors can make regular investments of $25 or more per weekly, semi monthly or month through automatic deductions from investors' bank checking or savings account. Application forms are available through investor's advisor or Putnam Investor Services at 1-800-225-1581.

--  Subsequent investments via the Internet

If an investor has an existing Putnam fund account and has completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at www.putnaminvestments.com. For more information, an investor can contact advisor or Putnam Investor Services at 1-800-225-1581.

Investors may also complete an order form and write a check for the amount they wish to invest, payable to the Fund. They should return the check and completed form to Putnam Investor Services. Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Class M shares

-- Initial sales charge of up to 3.50%

-- Lower sales charges available for investments of $50,000 or more

-- No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

-- Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

-- Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

-- No conversion to class A shares, so future 12b-1 fees do not decline over time

Initial sales charges for class M shares

------------------------------------------------------------------------------
Amount of purchase at offering         Sales charge as a percentage of:
price ($)
------------------------------------------------------------------------------
                                    Net amount
                                     invested           Offering price*
------------------------------------------------------------------------------
Under 50,000                           3.63%                3.50%
50,000 but under 100,000               2.56                 2.50
100,000 but under 250,000              1.52                 1.50
250,000 but under 500,000              1.01                 1.00
500,000 but under 1,000,000            NONE                 NONE
1,000,000 and above                    NONE                 NONE
------------------------------------------------------------------------------

* Offering price includes sales charge.

Deferred sales charge for certain class M shares

A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge for certain rollover Individual Retirement
Accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time. U.S. investors may be eligible for reductions and waivers of sales charges.

Distribution (12b-1) plans

The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.75% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of investors' investment.

Payments to dealers.

As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of Fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods and certain other factors.

An investor may be eligible to buy Class M Shares at reduced sales charges. For fiscal 2004, Putnam Retail Management Limited Partnership received $797,934 in sales charges for Class M Shares, of which it retained $114,412. For fiscal 2004, the Fund had no monies in contingent deferred sales charges.

b. Sales in Japan

It is agreed and understood that the Shares of the Fund shall be offered by the Distributor to non U.S. persons in Japan only and not to any "U.S. Person" as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account Agreement (as defined below) but may not purchase additional shares from the Distributor in Japan.

A "U.S. Person" means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the laws of the United States or any of its political subdivisions; (3) any estate or trust which is subject to United States federal income taxation regardless of the source of its income. For purposes of this definition, the "United States" means the Unites States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, Shares of the Fund are offered on any day that is both a Business Day and any business day of securities companies in Japan during the Subscription Period mentioned in "8. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. The Sales Handling Company shall provide to the investors a contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Account Agreement") and receive from such investors an application for requesting the opening of a transactions account under the Account Agreement. The purchase shall be made in the minimum investment amount of 100 shares. Purchases may be made in integral multiples of 10 shares.

The issue price for Shares shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge applicable to Class M Shares in Japan shall be 3.675% (3.5% without a consumption tax) of the net asset value of such shares. From such amount, 0.50% of the amount calculated by dividing the net asset value by (1-0.035) and rounded to three decimal places shall be retained by Putnam Retail Management Limited Partnership, principal underwriter of the Fund.

The investors having entrusted a Sales Handling Company with safekeeping of the certificates for Fund shares will receive Trade Balance Report on the Shares. In such case payment shall be made in yen in principle and the applicable exchange rate shall be the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day, which shall be determined by such Sales Handling Company. The payment may be made in dollars to the extent that the Sales Handling Company can agree.

In addition, Sales Handling Company in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than JPY100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" contained in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.

(3) Procedures for Repurchases, etc.:

a. Repurchase in the United States

Investors residing in the U.S. can sell their shares back to the Fund any day the New York Stock Exchange is open, either through investors' financial advisor or directly to the Fund. Payment for redemption may be delayed until the Fund collects the purchase price of shares which may be up to 10 calendar days after the purchase date.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if investors sell or exchange their shares after holding them for five days or less. A short-term trading fee of 1.00% of the total redemption amount (calculated at market value) will apply to any shares sold or exchanged within 6 to 90 days of purchase (including purchases by exchange). In the case of defined contribution plans administered by Putnam, the 1.00% short-term trading fee will apply to sales or exchanges of shares purchased by exchange that occur within 6 to 90 days of purchase and the 2.00% short-term trading fee will apply to sales or exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions from certain omnibus accounts, redemptions in the event of shareholder death or post-purchase disability and redemptions made as part of a systematic withdrawal plan. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose short-term trading fees.

Selling shares through investors' financial adviser

An investor's adviser must receive the investor's request in proper form before the close of regular trading on the New York Stock Exchange for the investor to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. An investor's adviser will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge the investor for his or her services.

Selling shares directly to the Fund

Putnam Investor Services must receive an investor's request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge and short-term trading fee.

By mail

Send a letter of instruction signed by all registered owners or an investor's legal representatives to Putnam Investor Services. If an investor has certificates for the shares the investor wants to sell, the investor must include them along with completed stock power forms.

By telephone

An investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for an investor's shares. The telephone redemption privilege may be modified or terminated without notice.

Additional requirements

In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or the investor's legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

When will the fund pay investors?

The Fund generally sends an investor payment for the investor's shares the business day after the investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities laws.

Redemption by the Fund

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds. The Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the distributor in Japan without a contingent deferred sales charge. The repurchase shall be made in integral multiples of 10 shares

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from SMBC Friend, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Sales Handling Company pursuant to the Account Agreement or, if the Sales Handling Company agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.

(This charge will not be imposed on shareholders whose shares are held through SMBC Friend under the Account Agreement.)

c. Suspension of Repurchase

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.

(4) Custody of Shares:

Share certificates shall be held by shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese shareholders shall, unless otherwise instructed by the shareholder, be held, in the name of the custodian, by the custodian of SMBC Friend. The Sales Handling Company to the Japanese shareholders shall deliver Trade Balance Report on the Shares.

(5) Duration:

Unless terminated, the Fund shall continue without limitation of time.

(6) Accounting Period:

The accounts of the Fund will be closed each year on June 30.

(7) Miscellaneous:

a. Liquidation

The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

b. Authorized Shares:

There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

c. Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d. How Performance Is Shown:

Fund advertisements may, from time to time, include performance information.

"Total return" for one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class M Shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.

For the one-year, five-year and the ten-year periods ended June 30, 2004, the average annual total return for Class M shares was 18.68%, -2.03% and 7.84%, respectively. For a portion of the ten-year period, the fund was offered on a limited basis and had limited assets. Returns for Class M shares for periods prior to their inception are derived from the performance of the Fund's Class A Shares (not offered in Japan), adjusted to reflect the deduction of the initial sales charge and the higher operating expense currently applicable to Class M Shares.

All data are based on past performance and do not predict future results. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

e. The Procedures Concerning Amendments to Bylaws and Agreements
Concluded Between the Related Companies, etc.:

(i) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended are maintained in the office of the Fund and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended are on file in the United States with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and sent to the Japanese Shareholders.

(ii) Bylaws:

The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

(iii) Management Contract

The Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

(iv) Custodian Agreement

The Agreement shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided either party may at any time immediately terminate the Agreement in the event of the appointment of a conservator or receiver for the other party or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction. No provision of the Agreement may be amended or terminated except by a statement in writing signed by the party against which enforcement of the amendment or termination is sought.

(v) Sub-Management Contract

The sub-management contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by Sub-Investment Management Company or Investment Management Company, on 30 days' written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of Investment Management Company or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Investment Management Company or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

(B) Outline of Disclosure System:

(1) Disclosure in U.S.A.:

(i) Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with the Investment Company Act of 1940.

(2) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer the Shares amounting to more than certain amount in yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of the Fund and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance.

The Sales Handling Company of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical to Part I and Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who so desire at the Kanto Local Finance Bureau of the Ministry of Finance.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

If the Investment Management Company conducts the business of offering for sale of shares of the Fund, it must file in advance certain information relating to the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Companies (the Law No. 198, 1951) (hereinafter referred to the "Investment Trusts Law"). In addition, if the Investment Management Company amends the Agreement and Declaration of Trust of the Fund, it must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the Investment Management Company must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

If the Investment Management Company makes any amendment to the Agreement and Declaration of Trust of the Fund, the substance of which is important, it must give, in advance, public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver written documents containing the amendment to the shareholders known in Japan. Provided, however, that if such written documents are delivered to all the shareholders in Japan, the relevant public notice is not required to be given.

The Japanese Shareholders will be notified of changes in material facts which would change their position, including notices from the Trustees, through the Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the shareholders known in Japan.

(C) Rights of Shareholders, etc.:

(1) Rights of Shareholders, etc.

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot directly exercise their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Company exercise their rights on their behalf in accordance with the Account Agreement with the Sales Handling Company.

Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except (i) when required by the Investment Company Act of 1940 or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders will generally receive any distributions from net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers.

Shareholders may choose from three distribution options, though investors in Japan may only choose the last alternative.

-- Reinvest all distributions in additional shares without a sales charge;

-- Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or

--  Receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein to be materially misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such Statement or any underwriter of the relevant shares.

(2) Foreign Exchange Control in U.S.A.:

In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese shareholders.

(3) Agent in Japan

Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;

a. the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

b. representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of the public offering concerned as well as for the continuous disclosure, and the agent with the Financial Services Agency is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

(4) Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (3) b. above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

II. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

[Omitted, in Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]

2. CONDITION OF THE FUND
Statement of Net Assets

                                                (As of the end of October 2004)
-------------------------------------------------------------------------------
                                       USD                       JPY
                                   (except d)        (in thousands, except d,e)
-------------------------------------------------------------------------------
a. Total Assets                    587,837,373               62,416,572
-------------------------------------------------------------------------------
b. Total Liabilities                37,597,985                3,992,154
-------------------------------------------------------------------------------
c. Total Net Assets (a-b)          550,239,388               58,424,418
-------------------------------------------------------------------------------
d. Total Number of Shares Class A   16,511,819 Shares
   Outstanding            Class B   11,834,631 Shares
                          Class C      281,769 Shares
                          Class M      899,892 Shares
                          Class R           66 Shares
-------------------------------------------------------------------------------
e. Net Asset Value        Class A        18.94                 2,011.05
   per Share (c/d)        Class B        18.21                 1,933.54
                          Class C        18.71                 1,986.63
                          Class M        18.69                 1,984.50
                          Class R        18.91                 2,007.86
-------------------------------------------------------------------------------

III. OUTLINE OF THE FUND

1. FUND

(A) Outline of the Fund:

(1) Amount of Capital Stock

Not applicable.

(2) Structure of the management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein, (ii) for the removal of Trustees, to the extent provided therein, (iii) with respect to any investment adviser, to the extent provided therein, (iv) with respect to any termination of the Fund, to the extent provided therein,
(v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940 or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

(B) Description of Business and Outline of Operation:

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, LLC, the investment adviser, to render investment advisory services and Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as Investor Servicing Agent.

Putnam Investment Management LLC has retained its affiliate, Putnam Investments Limited, to manage a separate portion of the assets of the Fund subject to its supervision.

(C) Financial Conditions of the Fund:

the same as II. FINANCIAL CONDITIONS OF THE FUND (page 39)

(D) Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from, sold or loaned to any Trustee of the Fund, Putnam Investment Management, LLC, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(E) Miscellaneous:

(1) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number, as they consider appropriate. The Trustees may elect and remove officers, as they consider appropriate.

(2) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(3) Litigation and Other Significant Events

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

2. PUTNAM INVESTMENT MANAGEMENT, LLC (INVESTMENT MANAGEMENT COMPANY)

(A) Outline of Investment Management Company:

(1) Amount of Member's Equity

a. Amount of member's equity (as of the end of October, 2004):
$82,246,837

b. Amount of capital/member's equity:

    Year            Amount of Capital / Member's Equity
-----------        ------------------------------------
End of 1999                     $198,676,287
End of 2000                     $209,635,521
End of 2001                     $170,497,323
End of 2002                     $138,739,094
End of 2003                     $144,486,036

(Note) Putnam Investment Management, Inc. was merged into Putnam Investment Management, LLC, a Delaware limited liability company on December 31, 2000.
 Accordingly, the above listed amount as of the end of 1999 represents the amount of capital of Putnam Investment Management, Inc. and those as of the end of 2000, 2001, 2002 and 2003 represent the amount of

(2) Structure of the Management of the Company

Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of equity, high yield and other debt securities in the United States.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Putnam Management and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the International Core Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the Fund's portfolio. Their experience as investment professionals over the last five years is shown. The following table also shows the dollar range of shares of the fund owned by these professionals as of September 30, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.


                                                                                            Dollar Range of
Portfolio leader   Since   Employer                        Positions Over Past Five Years  Fund Shares Owned
------------------------------------------------------------------------------------------------------------
Mark D. Pollard    2004    Putnam Management               Chief Investment Officer,          $0
                           2004 - Present                  European Equities
                           Jura Capital LLP                Managing Director
                           Prior to Aug.2004
                           Lazard Asset Management         Head of European Equities
                           Prior to Oct.2002
                           Putnam Management               Head of European Equities
                           Prior to June 2000
------------------------------------------------------------------------------------------------------------
Portfolio members  Since   Experience
------------------------------------------------------------------------------------------------------------
Heather Arnold     2003    Putnam Management               Director of European Equities      $0
                           Sept. 2003 - Present
                           Alternum Capital                Portfolio Manager
                           Prior to May 2003
                           Franklin Templeton Investments  Portfolio Manager
                           Prior to June 2001
------------------------------------------------------------------------------------------------------------
Joshua L. Byrne    2000    Putnam Management               Co-Chief Investment Officer,       over $100,000
                           1992 - Present                  International Core
------------------------------------------------------------------------------------------------------------
                                                        Named Investment Professionals Total  over $100,000
------------------------------------------------------------------------------------------------------------


Investment in the fund by Putnam employees and the Trustees. As of September 30, 2004, all of the 11 Trustees owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

                          Fund     All Putnam funds

Putnam employees      $2,176,000     $449,133,000
Trustees                $124,000      $40,000,000

Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, Lipper European Region Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to the investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(B) Description of Business and Outline of Operation:

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of October 2004, the Investment Management Company managed, advised, and/or administered the following 100 funds and fund portfolios (having an aggregate net asset value of over $139 billion):

Country where Funds
are established or                               Number of     Net Asset Value
managed              Principal Characteristic      Funds      (million dollars)
-------------------------------------------------------------------------------
                     Closed End Type Bond Fund       14          $4,575.19
                     ----------------------------------------------------------
                     Open End Type Balanced Fund     16         $38,933.53
U.S.A.               ----------------------------------------------------------
                     Open End Type Bond Fund         32         $33,094.23
                     ----------------------------------------------------------
                     Open End Type Equity Fund       38         $62,745.86
-------------------------------------------------------------------------------

(C) Financial Conditions of Investment Management Company:

Japanese translation of the financial statements is attached to the Japanese version.

(D) Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from, sold or loaned to any Trustee of the Fund, Putnam Investment Management, LLC, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(E) Miscellaneous:

(1) Election and Removal of Directors

Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

(2) Results of Operations

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(3) Supervision by SEC of Changes in Directors and Certain Officers

Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

Under Section 9 (b) of the Investment Company Act of 1940 the SEC may prohibit the directors and officers from remaining in office, if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

(4) Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of Investment Management Company may be amended, under the Delaware Limited Liability Company Act, by appropriate shareholders' vote.

b. Investment Management Company has no direct subsidiaries.

(5) Litigation, etc.

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

IV. OUTLINE OF THE OTHER RELATED COMPANIES

1. Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)

(A) Amount of Capital

U.S. $43,759,084 (approximately JPY 4.6 billion) as of the end of October 2004

(B) Description of Business

Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam, LLC, parent of Putnam Investment Management Company. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.

(C) Outline of Business Relationship with the Fund

Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

2. Putnam Retail Management Limited Partnership (the Principal
Underwriter)

(A) Amount of Capital

U.S. $65,679,121 (approximately JPY 7.0 billion) as of the end of October 2004

(B) Description of Business

Putnam Retail Management Limited Partnership is the Principal
Underwriter of the shares of Putnam Funds including the Fund.

(C) Outline of Business Relationship with the Fund

Putnam Retail Management Limited Partnership engages in providing marketing services to the Fund.

3. SMBC Friend Securities Co., Ltd. (Distributor in Japan and Agent
Company)

(A) Amount of Capital

[YEN]27.27 billion as of the end of October 2004

(B) Description of Business

SMBC Friend Securities Co., Ltd is a securities company in Japan. It engages in handling the sales and repurchase of units issued by Daiwa Securities Investment Trust Management Co., Ltd., Nomura Asset Management Co., Ltd., Nikko Asset Management Co., Ltd., Fidelity Investment Management Co., Ltd., Sumitomo Mitsui Asset Management Co., Ltd., Sumitomo Trust Bank Asset Management Co., Ltd. and Daiwa SB Investments Ltd. etc., and acts as the Agent Company and engages in handling the sales and repurchase of units for MFS Research Bond Fund J,
T. Rowe Price Life Plan Income Fund, Pictet Global Selection Fund - European Bond Fund etc. and engages in handling the sales and repurchase of units for Nomura Global Select Trust.

(C) Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

4. Putnam Investments Limited (Sub-Investment Management Company)

(A) Amount of Capital

U.S.$10,386,346 (approximately JPY 1.1 billion) as of the end of June
2004

(B) Description of Business:

Putnam Investments Limited is a United Kingdom corporation and is a wholly-owned indirect subsidiary of Putnam, LLC, parent company of Putnam Investment Management, LLC.

(C) Outline of Business Relationship with the Fund

Putnam Investments Limited provides investment advisory services for a portion of the Fund's assets as determined by Putnam Investment
Management, LLC.

5. Capital Relationships

100% of the shares of the Investment Management Company and the Sub-Investment Management Company are held by Putnam, LLC.

V. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O. Box 41203, Providence, RI 02940-1203, U.S.A.

The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. The Closing Period of the Shareholders' Book

No provision is made.

3. There are no annual shareholders' meetings. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.

4. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

VI. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirety by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain
"voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, as permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of
Such Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

A. Tax Treatment of Shareholders in Japan

Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan "on page 38 of the Annual Report.

B. U.S. Tax Treatment of Non-U.S. Citizens

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations generally are effective for payment made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisors with respect to the potential application of these regulations. These new regulations modify and, in general, unify the way in which non-U.S. investors establish their status as non-U.S. States "beneficial owners" eligible for withholding exemptions including a reduced treaty rate or an exemption from backup withholding. For example, the new regulations require non-U.S. investors to provide new forms.

The regulations clarify withholding agents' reliance standards. They also require additional certifications for claiming treaty benefits. For example, a non-U.S. investor may be required to provide a TIN, and has to certify that he/she "derives" the income with respect to which the treaty benefit is claimed within the meaning of applicable regulations. The regulations also specify procedures for foreign intermediaries and flow-through entities, such as foreign partnerships, to claim the benefit of applicable exemptions on behalf of non-U.S. investors for which or for whom they receive payments. The regulations also amend the foreign broker office definition as it applies to partnerships.

The regulations are complex and this summary does not completely describe them. Non-U.S. investors should consult with their tax advisors to determine how the regulations affect their particular circumstances.

Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for at least 31 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor.

C. U.S. Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends
(including capital gain dividends).

If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Non-tax-exempt shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares. Distributions from a Fund derived from interest, dividends, and certain other income, including in general short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net capital gains (that is, in excess of net long-term capital gains and net short-term capital losses) on securities held for more than 12 months will be taxable as such, regardless of how long the shareholder has held shares in the Fund. Dividends and distributions on a Fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Distributions from capital gains are made after applying any available capital loss carryovers.

The Fund's transactions in non-U.S. currencies, non-U.S.
currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the Fund in "passive non-U.S. investment companies" could subject the Fund to a U.S. federal income tax or other charges on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund".

A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to foreign, state or local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

VII. REFERENCE INFORMATION

The following documents in relation to the Fund were filed with the Director of Kanto Local Finance Bureau.

December 26, 2003:  Securities Registration Statement
                    Annual Securities Report (The Ninth Fiscal Year)

March 31, 2004:     Semi-annual Report (During the Tenth Fiscal Year)
                    Amendment to Securities Registration Statement

                    Extraordinary Report